THE POTOMAC FUNDS


                            INVESTOR CLASS PROSPECTUS



                     SUPPLEMENT DATED JULY 21, 2004, TO THE
                        PROSPECTUS DATED JANUARY 2, 2004.

         On July 20, 2004, the Board of Trustees of (the "Board") the Potomac Funds (the "Trust") approved the closing and liquidation of the following investment series (the "Funds"):

                             Potomac U.S. Plus Fund

                             Potomac OTC/Short Fund

                            Potomac Dow 30/Short Fund

         None of the Funds has been able to sustain an asset level necessary to enable it to achieve economies of scale. The Board concluded that it would be in the best interests of the each Fund and their respective shareholders to close and liquidate the Funds.

         In anticipation of the liquidation, the Potomac Funds will no longer accept purchases or exchanges into the Funds. On or about August 19, 2004 (the "Liquidation Date"), each Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders who have not previously redeemed or exchanged all of their shares. You may redeem your shares in the Funds or exchange them for shares of other investment series of the Trust at any time prior to the Liquidation Date. To avoid the complications that might arise during liquidation, the Trust strongly encourages shareholders to redeem their shares well in advance of the Liquidation Date.

         If you own your shares in a tax-deferred account, such as an individual retirement account, 401(k), 403(b) or profit sharing account, your account will continue to be tax-deferred. If you plan to request a distribution before or after the Liquidation Date, we suggest that you consult your tax adviser to determine the tax consequences, if any, of such a distribution.

         If you have any questions, please call us at (888-976-8662).